UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 23, 2010

SUNRISE SENIOR LIVING, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16499	54-1746596
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

7900 Westpark Drive, Suite T-900

McLean, Virginia 22102

(Address of principal executive offices) (Zip Code)

(703) 273-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01.	Other Events.

On July 23, 2010, Sunrise Senior Living, Inc. (the “Company”) announced that it, along with two former Company officers, have reached settlements with the U.S. Securities and Exchange Commission (the “SEC”) relating to the SEC’s previously disclosed investigation of the Company. The settlements are subject to court approval.

A copy of the Company’s press release and the Company’s consent to the SEC settlement are attached to this Current Report on Form 8-K as exhibit 99.1 and exhibit 99.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits. The following exhibits are filed with this report:

Exhibit 99.1	Sunrise Senior Living, Inc. Press Release of July 23, 2010
Exhibit 99.2	Consent of Sunrise Senior Living, Inc. (including form of Final Judgment)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SUNRISE SENIOR LIVING, INC.

Date: July 23, 2010	By:	/s/ C. Marc Richards
	Name:	C. Marc Richards
	Title:	Chief Accounting Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Sunrise Senior Living, Inc. Press Release of July 23, 2010

Exhibit 99.2	Consent of Sunrise Senior Living, Inc. (including form of Final Judgment)

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